                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                        Brand Intermediate Holdings, Inc.
                                     Issuer


               13% Senior Subordinated Pay-In-Kind Notes Due 2013


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                                    INDENTURE


                          Dated as of October 16, 2002


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               The Bank of New York Trust Company of Florida, N.A.
                                     Trustee



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                              CROSS-REFERENCE TABLE

  TIA                                                           Indenture
Section                                                          Section
-------                                                         ---------
   310(a)(1) ............................................            7.10
      (a)(2) ............................................            7.10
      (a)(3) ............................................            N.A.
      (a)(4) ............................................            N.A.
      (a)(5) ............................................            7.10
      (b) ...............................................      7.08; 7.10
      (c) ...............................................            N.A.
   311(a) ...............................................            7.11
      (b) ...............................................            7.11
      (c) ...............................................            N.A.
   312(a) ...............................................            2.05
      (b) ...............................................           11.03
      (c) ...............................................           11.03
   313(a) ...............................................            7.06
      (b)(1) ............................................            7.06
      (b)(2) ............................................            7.06
      (c) ...............................................           11.02
      (d) ...............................................            7.06
   314(a) ...............................................      4.02; 4.11;
                                                                    11.02
      (b) ...............................................            N.A.
      (c)(1) ............................................           11.04
      (c)(2) ............................................           11.04
      (c)(3) ............................................            N.A.
      (d) ...............................................            N.A.
      (e) ...............................................           13.05
      (f) ...............................................            N.A.
   315(a) ...............................................            7.01
      (b) ...............................................     7.05; 11.02
      (c) ...............................................            7.01
      (d) ...............................................            7.01
      (e) ...............................................            6.11
   316(a)(last sentence) ................................           11.06
      (a)(1)(A) .........................................            6.05
      (a)(1)(B) .........................................            6.04
      (a)(2) ............................................            N.A.
      (b) ...............................................            6.07
   317(a)(1) ............................................            6.08
      (a)(2) ............................................            6.09
      (b) ...............................................            2.04
   318(a) ...............................................           11.01

                           N.A. means Not Applicable.


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Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
                                                  ARTICLE 1

                                        Definitions and Incorporation
                                                by Reference

SECTION 1.01.  Definitions..............................................................................   1
SECTION 1.02.  Other Definitions........................................................................  31
SECTION 1.03.  Incorporation by Reference of Trust Indenture Act........................................  32
SECTION 1.04.  Rules of Construction....................................................................  32


                                                  ARTICLE 2

                                               The Securities

SECTION 2.01.  Form and Dating..........................................................................  33
SECTION 2.02.  Execution and Authentication.............................................................  34
SECTION 2.03.  Registrar and Paying Agent...............................................................  34
SECTION 2.04.  Paying Agent To Hold Money in Trust......................................................  35
SECTION 2.05.  Securityholder Lists.....................................................................  35
SECTION 2.06.  Transfer and Exchange....................................................................  36
SECTION 2.07.  Replacement Securities...................................................................  36
SECTION 2.08.  Outstanding Securities...................................................................  36
SECTION 2.09.  Temporary Securities.....................................................................  37
SECTION 2.10.  Cancellation.............................................................................  37
SECTION 2.11.  Defaulted Interest.......................................................................  37
SECTION 2.12.  CUSIP Numbers............................................................................  37
SECTION 2.13.  Issuance of PIK Securities...............................................................  38


                                                  ARTICLE 3

                                                 Redemption

SECTION 3.01.  Notices to Trustee.......................................................................  39
SECTION 3.02.  Selection of Securities To Be Redeemed...................................................  39
SECTION 3.03.  Notice of Redemption.....................................................................  39
SECTION 3.04.  Effect of Notice of Redemption...........................................................  40
SECTION 3.05.  Deposit of Redemption Price..............................................................  40
SECTION 3.06.  Securities Redeemed in Part..............................................................  41

                                                  ARTICLE 4

                                                  Covenants

SECTION 4.01.  Payment of Securities....................................................................  41
SECTION 4.02.  SEC Reports..............................................................................  41
SECTION 4.03.  Limitation on Indebtedness...............................................................  42
SECTION 4.04.  Limitation on Restricted Payments........................................................  47
SECTION 4.05.  Limitation on Restrictions on Distributions from Restricted Subsidiaries.................  54
SECTION 4.06.  Limitation on Sales of Assets and Subsidiary Stock.......................................  55
SECTION 4.07.  Limitation on Affiliate Transactions.....................................................  57
SECTION 4.08.  Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries...........  59
SECTION 4.09.  Change of Control........................................................................  60
SECTION 4.10.  Limitation on Line of Business...........................................................  62
SECTION 4.11.  Compliance Certificate...................................................................  62
SECTION 4.12.  Further Instruments and Acts.............................................................  62


                                                  ARTICLE 5

                                              Successor Company

SECTION 5.01.  When Company May Merge or Transfer Assets................................................  63


                                                  ARTICLE 6

                                            Defaults and Remedies

SECTION 6.01.  Events of Default........................................................................  64
SECTION 6.02.  Acceleration.............................................................................  66
SECTION 6.03.  Other Remedies...........................................................................  67
SECTION 6.04.  Waiver of Past Defaults..................................................................  67
SECTION 6.05.  Control by Majority......................................................................  67
SECTION 6.06.  Limitation on Suits......................................................................  68
SECTION 6.07.  Rights of Holders to Receive Payment.....................................................  68
SECTION 6.08.  Collection Suit by Trustee...............................................................  68
SECTION 6.09.  Trustee May File Proofs of Claim.........................................................  69
SECTION 6.10.  Priorities...............................................................................  69
SECTION 6.11.  Undertaking for Costs....................................................................  70
SECTION 6.12.  Waiver of Stay or Extension Laws.........................................................  70

                                                  ARTICLE 7

                                                   Trustee

SECTION 7.01.  Duties of Trustee........................................................................  70
SECTION 7.02.  Rights of Trustee........................................................................  72
SECTION 7.03.  Individual Rights of Trustee.............................................................  72
SECTION 7.04.  Trustee's Disclaimer.....................................................................  73
SECTION 7.05.  Notice of Defaults.......................................................................  73
SECTION 7.06.  Reports by Trustee to Holders............................................................  73
SECTION 7.07.  Compensation and Indemnity...............................................................  73
SECTION 7.08.  Replacement of Trustee...................................................................  74
SECTION 7.09.  Successor Trustee by Merger..............................................................  76
SECTION 7.10.  Eligibility; Disqualification............................................................  76
SECTION 7.11.  Preferential Collection of Claims Against Company........................................  76


                                                  ARTICLE 8

                                     Discharge of Indenture; Defeasance

SECTION 8.01.  Discharge of Liability on Securities; Defeasance.........................................  77
SECTION 8.02.  Conditions to Defeasance.................................................................  78
SECTION 8.03.  Application of Trust Money...............................................................  79
SECTION 8.04.  Repayment to Company.....................................................................  79
SECTION 8.05.  Indemnity for Government Obligations.....................................................  80
SECTION 8.06.  Reinstatement............................................................................  80


                                                  ARTICLE 9

                                                 Amendments

SECTION 9.01.  Without Consent of Holders...............................................................  80
SECTION 9.02.  With Consent of Holders..................................................................  81
SECTION 9.03.  Compliance with Trust Indenture Act......................................................  83
SECTION 9.04.  Revocation and Effect of Consents and Waivers............................................  83
SECTION 9.05.  Notation on or Exchange of Securities....................................................  83
SECTION 9.06.  Trustee To Sign Amendments...............................................................  83
SECTION 9.07.  Payment for Consent......................................................................  84

                                                 ARTICLE 10

                                                Subordination

SECTION 10.01.  Agreement To Subordinate................................................................  84
SECTION 10.02.  Liquidation, Dissolution, Bankruptcy....................................................  84
SECTION 10.03.  Default on Senior Indebtedness of the Company...........................................  85
SECTION 10.04.  Acceleration of Payment of Securities...................................................  87
SECTION 10.05.  When Distribution Must Be Paid Over.....................................................  87
SECTION 10.06.  Subrogation.............................................................................  87
SECTION 10.07.  Relative Rights.........................................................................  87
SECTION 10.08.  Subordination May Not Be Impaired by Company............................................  88
SECTION 10.09.  Rights of Trustee and Paying Agent......................................................  88
SECTION 10.10.  Distribution or Notice to Representative................................................  88
SECTION 10.11.  Article 10 Not To Prevent Events of Default or Limit Right To Accelerate................  89
SECTION 10.12.  Trust Moneys Not Subordinated...........................................................  89
SECTION 10.13.  Trustee Entitled To Rely................................................................  89
SECTION 10.14.  Trustee To Effectuate Subordination.....................................................  90
SECTION 10.15.  Trustee Not Fiduciary for Holders of Senior Indebtedness of the Company.................  90
SECTION 10.16.  Reliance by Holders of Senior Indebtedness of the Company on Subordination Provisions...  90


                                                 ARTICLE 11

                                                Miscellaneous

SECTION 11.01.  Trust Indenture Act Controls............................................................  90
SECTION 11.02.  Notices.................................................................................  91
SECTION 11.03.  Communication by Holders with Other Holders.............................................  91
SECTION 11.04.  Certificate and Opinion as to Conditions Precedent......................................  92
SECTION 11.05.  Statements Required in Certificate or Opinion...........................................  92
SECTION 11.06.  When Securities Disregarded.............................................................  92
SECTION 11.07.  Rules by Trustee, Paying Agent and Registrar............................................  93
SECTION 11.08.  Legal Holidays..........................................................................  93
SECTION 11.09.  Governing Law...........................................................................  93
SECTION 11.10.  No Recourse Against Others..............................................................  93
SECTION 11.11.  Successors..............................................................................  93
SECTION 11.12.  Multiple Originals......................................................................  94
SECTION 11.13.  Table of Contents; Headings.............................................................  94

Rule 144A/Regulation S/IAI Appendix

Exhibit 1 - Form of Security

                                    INDENTURE dated as of October 16, 2002,
                           among BRAND INTERMEDIATE HOLDINGS, INC., a Delaware corporation (the "Company"), and The Bank of New York Trust Company of Florida, N.A., a National Association (the "Trustee").

                  Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Securities and PIK Securities:


                                    ARTICLE 1

                   Definitions and Incorporation by Reference


                  SECTION 1.01. Definitions.

                  "2012 Securities" means the 12% Senior Subordinated Notes Due 2012 of Brand Services issued under the Brand Indenture.

                  "Additional Assets" means (1) any property, plant or equipment used in a Related Business; (2) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by Brand Services or another Restricted Subsidiary; or (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in clause (2) or (3) above is primarily engaged in a Related Business.

                  "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 4.04, 4.06 and 4.07 only, "Affiliate" shall also mean any beneficial owner of Capital Stock representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or Brand Services, as applicable, or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

                  "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by Brand Services or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

                  (1) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than Brand Services or a Restricted Subsidiary),

                  (2) all or substantially all the assets of any division or line of business of Brand Services or any Restricted Subsidiary, or

                  (3) any other assets of Brand Services or any Restricted Subsidiary outside of the ordinary course of business of Brand Services or such Restricted Subsidiary

(other than, in the case of clauses (1), (2) and (3) above, (A) a disposition by a Restricted Subsidiary to Brand Services or by Brand Services or a Restricted Subsidiary to a Wholly Owned Subsidiary, (B) for purposes of Section 4.06 only,
(x) a disposition that constitutes a Restricted Payment permitted by Section
4.04 or a Permitted Investment and (y) a disposition of all or substantially all the assets of Brand Services in accordance with Section 5.01, (C) sales or grants of licenses to use the patents, trade secrets, know-how and other intellectual property of Brand Services or its Restricted Subsidiaries to the extent such license does not prohibit Brand Services or any Restricted Subsidiary from using the intellectual property licensed or require Brand Services or any Restricted Subsidiary to pay any fees for any such use; (D) the disposition of cash or Temporary Cash Investments; (E) Investments and Restricted Payments permitted by this Indenture; and (F) a disposition of assets with a fair market value of less than $1,000,000).

                  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that if such Sale/Leaseback Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of "Capital Lease Obligation".

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (1) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by (2) the sum of all such payments.

                  "Bank Indebtedness" means all Obligations pursuant to the Credit Agreement.

                  "Board of Directors" with respect to a Person means the Board of Directors of such Person or any committee thereof duly authorized to act on behalf of such Board.

                  "Brand Holdings" means Brand Holdings, LLC, a Delaware limited liability company, and its successors.

                  "Brand Indenture" means the indenture, dated as of October 16, 2002, among Brand Services, the Company, the Subsidiary Guarantors and The Bank of New York Trust Company of Florida, N.A., as trustee.

                  "Brand Services" means Brand Services, Inc., a Delaware corporation, and its successors.

                  "Business Day" means each day which is not a Legal Holiday.

                  "Capital Lease Obligation" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with

GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Change of Control" means the occurrence of any of the following events:

                  (1) prior to the earlier to occur of (A) the first public offering of common stock of the Company or (B) the first public offering of common stock of Brand Services, the Permitted Holders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company or Brand Services, whether as a result of issuance of securities of the Company or Brand Services, any merger, consolidation, liquidation or dissolution of the Company or Brand Services, or any direct or indirect transfer of securities by Parent or otherwise (for purposes of this clause (1) and clause (2) below, the Permitted Holders shall be deemed to beneficially own any Voting Stock of a Person (the "specified Person") held by any other Person (the "parent entity") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity);

                  (2) after the earlier to occur of (A) the first public offering of common stock of the Company or (B) the first public offering of common stock of Brand Services, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in clause (1) above, except that for purposes of this clause
         (2) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company or Brand Services and the Permitted Holders beneficially own (as defined in clause (1) above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company or Brand Services than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company or Brand Services (for the purposes of this clause (2), such other person shall be deemed to beneficially own any Voting Stock of a specified person held by a parent entity, if such other person is the beneficial owner (as defined in this clause (2)), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent entity and the Permitted Holders beneficially own (as defined in clause (1) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent entity);

                  (3) individuals who on the Issue Date constituted the Board of Directors of the Company or Brand Services (together with any new directors whose election by such Board of Directors of the Company or Brand Services or whose nomination for election by the shareholders of the Company or Brand Services, as the case may be, was approved by a vote of a majority of the directors of the Company or Brand Services, as the case may be, then still in office who were either directors on the Issue Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company or Brand Services then in office;

                  (4) the adoption of a plan relating to the liquidation or dissolution of the Company or Brand Services; or

                  (5) the merger or consolidation of the Company or Brand Services with or into another Person or the merger of another Person with or into the Company or Brand Services, or the sale of all or substantially all the assets of the Company or Brand Services (determined on a consolidated basis) to another

         Person other than (i) a transaction in which the surviving or transferee Person is controlled by the Permitted Holders or (ii) a transaction following which (A) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the Voting Stock of the Company or Brand Services immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before the transaction and (B) in the case of a sale of assets transaction, each transferee becomes an obligor in respect of the Securities and a Subsidiary of the transferor of such assets.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

                  "Consolidated Coverage Ratio" as of any date of determination means the ratio of:

                  (x) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financing statements are publicly available to

                  (y) Consolidated Interest Expense for such four fiscal quarters;

provided, however, that:

                  (1) if Brand Services or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period,

                  (2) if Brand Services or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if Brand Services or such Restricted Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

                  (3) if since the beginning of such period Brand Services or any Restricted Subsidiary shall have made any Asset Disposition, EBITDA for such period shall be reduced by an amount equal to EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of Brand Services or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to Brand Services and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent Brand Services and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

                  (4) if since the beginning of such period Brand Services or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any

         Restricted Subsidiary (or any person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

                  (5) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into Brand Services or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) or (4) above if made by Brand Services or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of Brand Services. Any such pro forma calculations may include operating expense reductions (net of associated expenses) for such period resulting from the acquisition or other Investment that is being given pro forma effect that would be permitted pursuant to Rule 11-02 of Regulation S-X promulgated by the SEC. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

                  "Consolidated Interest Expense" means, for any period, the total interest expense of Brand Services and its consolidated Restricted Subsidiaries, plus, to the extent not included in such interest expense, and to the extent incurred by Brand Services or its Restricted Subsidiaries, without duplication,

                  (1) interest expense attributable to capital leases and the interest expense attributable to leases constituting part of a Sale/Leaseback Transaction,

                  (2) amortization of debt discount and debt issuance cost,

                  (3) capitalized interest,

                  (4) non-cash interest expense,

                  (5) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing,

                  (6) net payments pursuant to Hedging Obligations,

                  (7) dividends accrued in respect of all Disqualified Stock of Brand Services and all Preferred Stock of any of the Subsidiaries of Brand Services, to the extent held by Persons other than Brand Services or a Wholly Owned Subsidiary (other than dividends payable solely in Capital Stock (other than Disqualified Stock of Brand Services); provided, however, that such dividends will be multiplied by a fraction the numerator of which is one and the denominator of which is one minus the effective combined tax rate of the issuer of such Preferred Stock (expressed as a decimal) for such period (as estimated by the Chief Financial Officer of Brand Services in good faith),

                  (8) interest incurred in connection with Investments in discontinued operations,

                  (9) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) Brand Services or any Restricted Subsidiary, and

                  (10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than Brand

         Services) in connection with Indebtedness Incurred by such plan or trust,

less, to the extent included in such total interest expense, the amortization during such period of capitalized financing costs associated with the Transactions.

                  "Consolidated Net Income" means, for any period, the net income of Brand Services and its consolidated Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income:

                  (1) any net income of any Person (other than Brand Services) if such Person is not a Restricted Subsidiary, except that

                           (A) subject to the exclusion contained in clause (4)
                  below, Brand Services' equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Brand Services or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Restricted Subsidiary, to the limitations contained in clause (3) below) and

                           (B) Brand Services' equity in a net loss of any such
                  Person for such period shall be included in determining such Consolidated Net Income;

                  (2) any net income (or loss) of any Person acquired by Brand Services or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (3) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to Brand Services, except that

                           (A) subject to the exclusion contained in clause (4)
                  below, Brand Services' equity in the net income of any such Restricted Subsidiary for such period shall be included in such

                  Consolidated Net Income up to the aggregate amount of cash that, at the date of calculation of such Consolidated Net Income, could have been distributed by such Restricted Subsidiary during such period to Brand Services or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Restricted Subsidiary, to the limitation contained in this clause); and

                           (B) Brand Services' equity in a net loss of any such
                  Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

                  (4) any gain or loss realized upon the sale or other disposition of any assets of Brand Services, its consolidated Subsidiaries or any other Person (including pursuant to any sale-and-leaseback arrangement) which is not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Capital Stock of any Person;

                  (5) extraordinary gains or losses;

                  (6) the cumulative effect of a change in accounting principles;

                  (7) any non-recurring fees, charges or other expenses (including bonus and retention payments and severance expenses) made or incurred in connection with the Transactions;

                  (8) amortization charges resulting from purchase accounting adjustments with respect to the Transactions and other transactions occurring prior to the Issue Date; and

                  (9) the amount of amortization or write-off of deferred financing costs and debt issuance costs during such period and any premium or penalty paid in connection with redeeming or retiring Indebtedness prior to the stated maturity thereof pursuant to the agreement governing such Indebtedness, in each case in connection with the Transactions.

Notwithstanding the foregoing, for the purpose of Section 4.04 only, there shall be excluded from Consolidated Net

Income any repurchases, repayments or redemptions of Investments, proceeds realized on the sale of Investments or return of capital to Brand Services or a Restricted Subsidiary to the extent such repurchases, repayments, redemptions, proceeds or returns increase the amount of Restricted Payments permitted under such section pursuant to Section 4.04(c)(3)(D).

                  "Credit Agreement" means the Credit Agreement to be entered into by and among Brand Services, certain of its Subsidiaries, the Company, the lenders referred to therein, Credit Suisse First Boston, as Administrative Agent, and JPMorgan Chase Bank, as Syndication Agent, together with the related documents thereto (including the term loans and revolving loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to Refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Designated Senior Indebtedness" means, with respect to a Person, (1) the Bank Indebtedness and (2) any other Senior Indebtedness of such Person which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $25.0 million and is specifically designated by such Person in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

                  (1) matures or is mandatorily redeemable (other than if redeemable only for Capital Stock of such Person which is not itself Disqualified Stock) pursuant to a sinking fund obligation or otherwise;

                  (2) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or

                  (3) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part,

in each case on or prior to the first anniversary of the Stated Maturity of the Securities; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Securities shall not constitute Disqualified Stock if (1) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Securities in Sections 4.06 and
4.09 of this Indenture and (2) any such requirement only becomes operative after compliance with such terms applicable to the Securities, including the purchase of any Securities tendered pursuant thereto.

The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Indenture; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

                  "EBITDA" for any period means the sum of Consolidated Net Income, plus the following to the extent deducted in calculating such Consolidated Net Income:

                  (1) all income tax expense of Brand Services and its consolidated Restricted Subsidiaries,

                  (2) Consolidated Interest Expense,

                  (3) depreciation and amortization expense of Brand Services and its consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid operating activity item that was paid in cash in a prior period),

                  (4) all other non-cash charges of Brand Services and its consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period) less all non-cash items of income (other than accrual of revenue in the ordinary course of business) of Brand Services and its consolidated Restricted Subsidiaries, and

                  (5) restructuring costs and acquisition integration costs and fees, including cash severance payments made in connection with the acquisitions,

in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion, including by reason of minority interests) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to Brand Services by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

                  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined in good faith by the Board of Directors, whose determination will be conclusive and evidenced by a resolution of the Board of Directors; provided, however, that for purposes of Section 4.04(c)(3)(B), if the Fair

Market Value of the property or assets in question is so determined to be in excess of $10.0 million, such determination must be confirmed by an Independent Qualified Party.

                  "Foreign Subsidiary" means any Restricted Subsidiary of Brand Services that is not organized under the laws of the United States or any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth in:

                  (1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants,

                  (2) statements and pronouncements of the Financial Accounting Standards Board,

                  (3) such other statements by such other entity as approved by a significant segment of the accounting profession, and

                  (4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to
         Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

                  (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or

                  (2) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

                  "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Restricted Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. Solely for purposes of determining compliance with Section 4.03:

                  (1) amortization of debt discount or the accretion of principal with respect to a non-interest bearing or other discount security,

                  (2) the payment of regularly scheduled interest in the form of additional Indebtedness of the same instrument or the payment of regularly scheduled dividends on Capital Stock in the form of additional Capital Stock of the same class and with the same terms, and

                  (3) the obligation to pay a premium in respect of Indebtedness arising in connection with the issuance of a notice of redemption or making of a mandatory offer to purchase such Indebtedness will not be deemed to be the Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

                  (1) the principal in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, including, in each case, any premium on such indebtedness to the extent such premium has become due and payable;

                  (2) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale/Leaseback Transactions entered into by such Person;

                  (3) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

                  (4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit);

                  (5) the principal component or liquidation preference of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person or, if such Person is Brand Services or a Restricted Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends);

                  (6) all obligations of the type referred to in clauses (1) through (5) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

                  (7) all obligations of the type referred to in clauses (1) through (6) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets and the amount of the obligation so secured; and

                  (8) to the extent not otherwise included in this definition, Hedging Obligations of such Person.

The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Independent Qualified Party" means an investment banking firm, accounting firm or appraisal firm of national standing; provided, however, that such firm is not an Affiliate of Brand Services.

                  "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement with respect to exposure to interest rates.

                  "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition for value of Capital Stock, Indebtedness or other similar instruments issued by such Person. Except as otherwise provided for herein, the amount of an Investment shall be its fair market value at the time the Investment is made and without giving effect to subsequent changes in value.

                  For purposes of the definition of "Unrestricted Subsidiary", the definition of "Restricted Payment" and Section 4.04:

                  (1) "Investment" shall include the portion (proportionate to Brand Services' equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of Brand Services at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, Brand Services shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) Brand Services' "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to Brand Services' equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

                  (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors of Brand Services.

                  "Issue Date" means October 16, 2002.

                  "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form), in each case net of:

                  (1) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition,

                  (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition,

                  (3) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Disposition, and

                  (4) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by Brand Services or any Restricted Subsidiary after such Asset Disposition.

                  "Net Cash Proceeds", with respect to any issuance or sale of Capital Stock or Indebtedness, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Obligations" means, with respect to any Indebtedness, all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, and other amounts payable pursuant to the documentation governing such Indebtedness.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of Brand Services.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to Brand Services or the Trustee.

                  "Parent Guaranty" means the Guarantee by the Company of the obligations of Brand Services with respect to the 2012 Securities.

                  "Permitted Holders" means J.P. Morgan Partners, LLC, a Delaware limited liability company, and any Persons controlled by it; JPMP Global Investors, L.P., a Delaware limited partnership; JPMP Global Investors (Cayman), L.P., a Cayman Islands Exempted Limited Partnership; JPMP Global Investors (Cayman) II, L.P., a Cayman Islands Exempted Limited Partnership; JPMP Global Investors A, L.P., a Delaware limited partnership; and J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership.

                  "Permitted Investment" means an Investment by Brand Services or any Restricted Subsidiary in:

                  (1) Brand Services, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided, however, that the primary business of such Restricted Subsidiary is a Related Business;

                  (2) another Person if, as a result of such Investment, such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, Brand Services or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business;

                  (3) cash and Temporary Cash Investments;

                  (4) receivables owing to Brand Services or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as Brand Services or any such Restricted Subsidiary deems reasonable under the circumstances;

                  (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

                  (6) loans or advances to employees made (a) in the ordinary course of business consistent with past practices of Brand Services or such Restricted Subsidiary or (b) to purchase Capital Stock of Brand Services or Parent in connection with the Transactions in an aggregate amount not in excess of $5.0 million;

                  (7) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to Brand Services or any Restricted Subsidiary or in satisfaction of judgments;

                  (8) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 4.06;

                  (9) any Person where such Investment was acquired by Brand Services or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by Brand Services or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (b) as a result of a foreclosure by Brand Services or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

                  (10) any person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by Brand Services or any Restricted Subsidiary;

                  (11) any Person to the extent such Investments consist of Hedging Obligations and Currency Agreements otherwise permitted under
         Section 4.03;

                  (12) Persons to the extent such Investments are in existence on the Issue Date;

                  (13) Persons to the extent such Investments, when taken together with all other Investments made pursuant to this clause (13) outstanding on the date such Investment is made, do not exceed the greater of $20.0 million and 3.5% of the total consolidated assets of Brand Services and its Restricted Subsidiaries, as set forth on Brand Services' consolidated balance sheet for the most recently ended fiscal quarter for which financial statements are publicly available.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "PIK Interest" means pay-in-kind interest payable on all outstanding Securities in the form of the issuance of additional Securities on the same terms and conditions and with the same CUSIP numbers (if available) as the Securities being issued on the Issue Date.

                  "PIK Securities" means Securities issued as PIK Interest.

                  "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

                  "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

                  "Public Equity Offering" means an underwritten primary public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act.

                  "Purchase Money Indebtedness" means Indebtedness of Brand Services and its Restricted Subsidiaries incurred in the normal course of business for the purpose of financing all or any part of the purchase price, or the cost of installation or construction, of property or equipment.

                  "Rating Agency" means Standard & Poor's Ratings Group, Inc. and Moody's Investors Service, Inc. or if Standard & Poor's Ratings Group, Inc. or Moody's Investors Service, Inc. or both shall not make a rating on the Securities publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by Brand Services (as certified by a resolution of the Board of Directors of Brand Services) which shall be substituted for Standard & Poor's Ratings Group, Inc. or Moody's Investors Service, Inc. or both, as the case may be.

                  "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of Brand Services or any Restricted Subsidiary existing on the Issue Date or Incurred in compliance with this Indenture, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

                  (1) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

                  (2) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced;

                  (3) such Refinancing Indebtedness has an aggregate principal amount (or, if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or, if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; and

                  (4) if the Indebtedness being Refinanced is subordinated in right of payment to the Securities, such Refinancing Indebtedness is subordinated in right of payment to the Securities at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Subsidiary that Refinances Indebtedness of Brand Services or the Company, (B) Indebtedness of Brand Services or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary or (C) Indebtedness of Brand Services that Refinances Indebtedness of the Company.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated October 16, 2002, among Brand Services, the Company, the Subsidiary Guarantors, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

                  "Related Business" means any business in which Brand Services was engaged on the Issue Date and any business related, ancillary or complementary to any business of Brand Services in which Brand Services was engaged on the Issue Date.

                  "Representative" means, with respect to a Person, any trustee, agent or representative (if any) for an issue of Senior Indebtedness of such Person.

                  "Restricted Payment" with respect to any Person means:

                  (1) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and dividends or distributions payable solely to Brand Services or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)),

                  (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of Brand Holdings or the Company, if such Person is the Company, or of Brand Holdings, the Company or Brand Services, if such Person is Brand Services or a Restricted Subsidiary held by any Person (other than Brand Services or a Restricted Subsidiary), including in connection with any merger or consolidation and including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of Brand Services that is not Disqualified Stock),

                  (3) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations of such Person (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase or other acquisition), or

                  (4) the making of any Investment (other than a Permitted Investment) in any Person.

                  "Restricted Subsidiary" means any Subsidiary of Brand Services that is not an Unrestricted Subsidiary.

                  "Sale/Leaseback Transaction" means an arrangement relating to property owned by Brand Services or a Restricted Subsidiary on the Issue Date or thereafter acquired by Brand Services or a Restricted Subsidiary whereby Brand Services or a Restricted Subsidiary transfers such property to a Person and Brand Services or a Restricted Subsidiary leases it from such Person.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "Secured Indebtedness" means any Indebtedness of Brand Services secured by a Lien.

                  "Securities" means the Securities issued under this Indenture.

                  "Securities Act" means the U.S. Securities Act of 1933, as amended.

                  "Senior Indebtedness" means, with respect to a Person:

                  (1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred, and

                  (2) all other Obligations of such Person (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) in respect of Indebtedness described in clause (1) above unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such Indebtedness or other obligations are subordinate or pari passu in right of payment to the Securities, the 2012 Securities, the Parent Guaranty or the Subsidiary Guaranty of such Person, as the case may be; provided, however, that Senior Indebtedness of such Person shall not include:

                  (1) any obligation of such Person to the Company or any Subsidiary,

                  (2) any liability for Federal, state, local or other taxes owed or owing by such Person,

                  (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities),

                  (4) any Indebtedness or other Obligation of such Person which is subordinate or junior in any respect to any other Indebtedness or other Obligation of such Person,

                  (5) that portion of any Indebtedness which at the time of Incurrence is Incurred in violation of this Indenture, and

                  (6) any obligations of such Person with respect to any Capital Stock.

                  "Senior Subordinated Indebtedness" means, with respect to a Person, the 2012 Securities (in the case of Brand Services), the Securities and the Parent Guaranty (in the case of the Company), the Subsidiary Guaranty (in the case of a Subsidiary Guarantor) and any other Indebtedness of such Person that specifically provides that such Indebtedness is to rank pari passu with the 2012 Securities, the Securities and the Parent Guaranty or such Subsidiary Guaranty, as the case may be, in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of such Person which is not Senior Indebtedness of such Person.

                  "Significant Subsidiary" means any Restricted Subsidiary that would be a "Significant Subsidiary" of Brand Services within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

                  "Subordinated Obligation" means, with respect to a Person, any Indebtedness of such Person (whether outstanding on the Issue Date or thereafter Incurred) which is subordinate or junior in right of payment to the Securities, the 2012 Securities, the Parent Guaranty or a Subsidiary Guaranty of such Person, as the case may be, pursuant to a written agreement to that effect.

                  "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

                  "Subsidiary Guarantor" means each Subsidiary of Brand Services that executes the Brand Indenture as a guarantor on the issue date of the 2012 Securities and each other Subsidiary of Brand Services that thereafter guarantees the 2012 Securities pursuant to the terms of the Brand Indenture.

                  "Subsidiary Guaranty" means a Guarantee by a Subsidiary Guarantor of the obligations of Brand Services with respect to the 2012 Securities.

                  "Temporary Cash Investments" means any of the following:

                  (1) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof,

                  (2) investments in demand and time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding debt that is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor,

                  (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (1) above entered into with a bank meeting the qualifications described in clause (2) above,

                  (4) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of Brand Services) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Ratings Group, and

                  (5) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of this Indenture.

                  "Transactions" means, collectively, the following transaction to occur on or prior to the Issue Date: (a) the consummation of the merger of the Company and Brand Acquisition Corp., a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of August 9, 2002, among Brand Holdings, LLC, Brand Acquisition Corp., DLJ Brand Holdings, Inc. and the sellers named therein, (b) the execution and delivery of the Credit Agreement and the initial borrowings thereunder, (c) the closing of the Tender Offer for and the receipt of the requisite consents in connection with the consent solicitation in respect of Brand Services' $130 million aggregate principal amount of its existing
10 1/4% Senior Notes Due 2008, (d) the equity contribution to the Company from affiliates of J.P. Morgan Partners, LLC and other equity investors totaling approximately $220 million, (e) the repurchase of $14.5 million aggregate principal amount of Brand Services' existing 7.03% Subordinated Note Due 2008 and (f) the redemption of the Brand Services' $59.1 million aggregate liquidation preference of its existing 14.5% Senior Exchangeable Preferred Stock Due 2008.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

                  "Trust Officer" means the Chairman of the Board, the President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                  "Unrestricted Subsidiary" means:

                   (1) any Subsidiary of Brand Services that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of Brand Services in the manner provided below; and

                  (2) any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of Brand Services may designate any Subsidiary of Brand Services (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, Brand

Services or any other Subsidiary of Brand Services that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, such designation would be permitted under Section 4.04. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (A) Brand Services could Incur $1.00 of additional Indebtedness under Section 4.03(b) and (B) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors of Brand Services giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

                  "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by Brand Services or one or more Wholly Owned Subsidiaries.

                  SECTION 1.02. Other Definitions.

                                                       Defined in
                           Term                         Section
                           ----                        ----------
         "Affiliate Transaction" ................        4.07(a)
         "Bankruptcy Law" .......................        6.01
         "Blockage Notice" ......................       10.03
         "Change of Control Offer" ..............        4.09(b)

         "covenant defeasance option" ...........        8.01(b)
         "Custodian" ............................        6.01
         "Event of Default" .....................        6.01
         "legal defeasance option" ..............        8.01(b)
         "Legal Holiday" ........................       11.08
         "Offer" ...............................         4.06(b)
         "pay the Securities" ...................       10.03
         "Paying Agent" .........................        2.03
         "Payment Blockage Period" ..............       10.03
         "Registrar".............................        2.03
         "Successor Company" ....................        5.01(a)(1)

                  SECTION 1.03. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

                  "Commission" means the SEC;

                  "indenture securities" means the Securities;

                  "indenture security holder" means a Securityholder;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

                  (7) Secured Indebtedness shall not be deemed to be subordinate or junior to any other Secured Indebtedness merely because it has a junior priority with respect to the same collateral;

                  (8) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

                  (9) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater; and

                  (10) all references to the date the Securities were originally issued shall refer to the Issue Date.


                                    ARTICLE 2

                                 The Securities


                  SECTION 2.01. Form and Dating. Provisions relating to the Securities are set forth in the Rule 144A/Regulation S/IAI Appendix attached hereto (the "Appendix"), which is hereby incorporated in and expressly made part of this Indenture. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix are part of the terms of this Indenture.

                  SECTION 2.02. Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate and deliver Securities as set forth in the Appendix.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

                  SECTION 2.03. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any Wholly Owned Subsidiary incorporated or organized within the United States of America may act as Paying Agent, Registrar, co-registrar or transfer agent.

                  The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

                  SECTION 2.04. Paying Agent To Hold Money in Trust. On or prior to each due date of the principal of and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section 2.04, the Paying Agent shall have no further liability for the money delivered to the Trustee.

                  SECTION 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

                  SECTION 2.06. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of this Indenture and Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met.

                  SECTION 2.07. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

                  SECTION 2.08. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.09. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

                  SECTION 2.10. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange
Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

                  SECTION 2.11. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.12. CUSIP Numbers. The Company in issuing the Securities may use numbers assigned by the Committee on Uniform Securities Identification Procedures

("CUSIP") and corresponding International Securities Identification Numbers ("ISIN") (if then generally in use) and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP or ISIN numbers.

                  SECTION 2.13. Issuance of PIK Securities. The Company shall be entitled to issue PIK Securities under this Indenture which shall have identical terms as the Securities issued on the Issue Date. The Securities issued on the Issue Date and any PIK Securities shall be treated as a single class for all purposes under this Indenture.

                  With respect to any PIK Securities, the Company shall deliver to the Trustee:

                  (1) no later than the record date for the relevant interest payment date, a written notice setting forth the extent to which such interest payment will be made in the form of PIK Interest; and

                  (2) no later than one Business Day prior to the relevant interest payment date, an order to authenticate and deliver such PIK Securities.

                  Any PIK Securities shall, after being executed and authenticated pursuant to Section 2.02, be (i) delivered by the Trustee to the Securityholders as of the relevant record date at such Securityholders' registered address if the Securities are then held in the form of certificated Securities or (ii) deposited with or on behalf of DTC for the benefit of the beneficial owners of the Securities as of the relevant record date if the Securities are held in global form.

                                    ARTICLE 3

                                   Redemption


                  SECTION 3.01. Notices to Trustee. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur.

                  The Company shall give each notice to the Trustee provided for in this Section 3.01 at least 60 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

                  SECTION 3.02. Selection of Securities To Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in principal amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

                  SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

                  The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

                  (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date; and

                  (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.03.

                  SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.05. Deposit of Redemption Price. Prior to the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

                  SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                    ARTICLE 4

                                    Covenants

                  SECTION 4.01. Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

                  The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  SECTION 4.02. SEC Reports.

                  (a) Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (to the extent the SEC will accept such filings) and provide the Trustee and Securityholders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections.

                  (b) At any time that any of the Company's Subsidiaries are Unrestricted Subsidiaries, then the quarterly and annual financial information required by Section 4.02(a) shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in "Management's Discussion and Analysis of Financial Condition and Results of Operations," of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

                  (c) The Company shall furnish to the Holder of the Securities and to prospective investors, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long any Securities are not freely transferable under the Securities Act.

                  (d) The Company shall comply with the other provisions of TIA
Section 314(a).

                  SECTION 4.03. Limitation on Indebtedness.

                  (a) The Company shall not Incur, directly or indirectly, any Indebtedness, other than:

                  (1) the Securities and PIK Securities in accordance with the terms of this Indenture;

                  (2) the Guarantee by the Company of Indebtedness Incurred pursuant to the Credit Agreement;

                  (3) the Guarantee by the Company of obligations of Brand Services with respect to the 2012 Securities and any Refinancing Indebtedness thereof;

                  (4) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to clause (1);

                  (5) Indebtedness of the Company owed to and held by Brand Services or any Restricted Subsidiary or Indebtedness of Brand Services or a Restricted Subsidiary owed to and held by the Company; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or Brand Services ceasing to be a wholly-owned subsidiary of the Company, or any subsequent transfer of any such Indebtedness (except to the Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon and (B) such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities;

                  (6) Indebtedness arising from agreements of the Company providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with the disposition of any business, assets or Subsidiary of the Company, other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Subsidiary; provided, however, that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company in connection with such disposition.

                  (b) The Company shall not permit Brand Services or any Restricted Subsidiary to Incur, directly or indirectly, any Indebtedness; provided, however, that Brand Services and the Subsidiary Guarantors shall be entitled to Incur Indebtedness if, on the date of such Incurrence and after giving effect thereto on a pro forma basis, no Default has occurred and is continuing and the Consolidated Coverage Ratio exceeds 2.0 to 1.

                  (c) Notwithstanding Section 4.03(b), Brand Services and the Restricted Subsidiaries shall be entitled to Incur any or all of the following
Indebtedness:

                  (1) Indebtedness Incurred by Brand Services and its Subsidiary Guarantors pursuant to the Credit Agreement; provided, however, that, immediately after giving effect to any such Incurrence, the aggregate principal amount of all Indebtedness Incurred under this Section 4.03(c)(1) and then outstanding does not exceed $240.0 million less the sum of all principal payments with respect to such Indebtedness pursuant to Section 4.06(a)(3)(A);

                  (2) Indebtedness of Brand Services owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by Brand Services or any Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (except to Brand Services or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the obligor thereon, (B) if Brand Services is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations with respect to the Securities and (C) if a Subsidiary Guarantor is the obligor on such Indebtedness and such Indebtedness is owed to and held by a Restricted Subsidiary that is not a Subsidiary Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations of such obligor with respect to its Subsidiary Guaranty;

                  (3) the 2012 Securities issued on the Issue Date and any notes issued in exchange therefor pursuant to the Registration Rights Agreement;

                  (4) Indebtedness outstanding on the Issue Date (other than Indebtedness described in clause (1), (2) or (3) of this Section 4.03(c));

                  (5) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Subsidiary was acquired by Brand Services (other than Indebtedness Incurred in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by Brand Services); provided, however, that on the date of such acquisition and after giving effect thereto on a pro forma basis, no Default has occurred and is continuing and the Consolidated Coverage Ratio exceeds 2.0 to 1;

                  (6) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to Section 4.03(b) or pursuant to clause (3), (4) or
         (5) of this Section 4.03(c) or this clause (6); provided, however, that to the extent such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Subsidiary Incurred pursuant to clause
         (5), such Refinancing Indebtedness shall be Incurred only by such Subsidiary;

                  (7) Hedging Obligations consisting of Interest Rate Agreements directly related to Indebtedness permitted to be Incurred by Brand Services and its Restricted Subsidiaries pursuant to this Indenture;

                  (8) Capital Lease Obligations and Purchase Money Indebtedness which, when taken together with all other Capital Lease Obligations Incurred pursuant to this clause (8) outstanding on the date of such Incurrence (including Refinancings thereof that do not result in an increase in the aggregate principal amount of Indebtedness of such Person as of the date of such proposed Refinancing (plus the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness and plus the amount of reasonable expenses incurred by Brand Services in connection with such Refinancing)), do not exceed $15.0 million;

                  (9) obligations in respect of performance, bid and surety bonds and completion guarantees provided by Brand Services or any Restricted Subsidiary in the ordinary course of business;

                  (10) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of its Incurrence;

                  (11) Indebtedness consisting of the Subsidiary Guaranty of a Subsidiary Guarantor and any Guarantee by a Subsidiary Guarantor of Indebtedness Incurred pursuant to Section 4.03(b) or pursuant to clause
         (1), (2), (3) or (4) of this Section 4.03(c) or pursuant to clause (6) of this Section 4.03(c) to the extent the Refinancing Indebtedness Incurred thereunder directly or indirectly Refinances Indebtedness Incurred pursuant to Section 4.03(b) or pursuant to clause (3) or (4) of this Section 4.03(c);

                  (12) Indebtedness Incurred for working capital purposes by Foreign Subsidiaries which, when taken together with all other Indebtedness Incurred pursuant to this clause (12), does not exceed $15.0 million;

                  (13) Indebtedness arising from agreements of Brand Services or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with the disposition of any business, assets or Subsidiary, other than Guarantees of

         Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Subsidiary; provided, however, that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by Brand Services or the Restricted Subsidiary in connection with such disposition;

                  (14) Indebtedness under Currency Agreements entered into to hedge business transactions entered into in the ordinary course of business of Brand Services and the Restricted Subsidiaries that relate to Indebtedness of Brand Services and its Subsidiary Guarantors; provided, however, that in the case of Currency Agreements that relate to Indebtedness of Brand Services or its Subsidiary Guarantors, such Currency Agreements do not increase the Indebtedness of Brand Services and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder; and

                  (15) Indebtedness of Brand Services or of any of its Subsidiary Guarantors in an aggregate principal amount which, when taken together with all other Indebtedness of Brand Services and its Restricted Subsidiaries outstanding on the date of such Incurrence Incurred pursuant to this clause (15) (other than Indebtedness permitted by clauses (1) through (14) above or Section 4.03(b)) does not exceed $25.0 million.

                  (d) Notwithstanding the foregoing, neither Brand Services nor any Subsidiary Guarantor shall Incur any Indebtedness pursuant to Section 4.03(c) if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations of Brand Services or any Subsidiary Guarantor unless such Indebtedness shall be subordinated to the 2012 Securities or the applicable Subsidiary Guaranty to at least the same extent as such Subordinated Obligations.

                  (e) For purposes of determining compliance with this Section 4.03:

                  (1) any Indebtedness remaining outstanding under the Credit Agreement after the application of the net proceeds from the sale of the Securities shall be treated as Incurred on the Issue Date under
         Section 4.03(c)(1) above;

                  (2) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the types of Indebtedness described herein, the Company, in its sole discretion, shall classify such item of Indebtedness (or any portion thereof) at the time of Incurrence and shall only be required to include the amount and type of such Indebtedness in one of the above clauses;

                  (3) the Company shall be entitled at the time of Incurrence to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described herein; and

                  (4) following the date of its Incurrence, any Indebtedness originally classified as Incurred pursuant to one of the clauses in
         Section 4.03(c) may later be reclassified by the Company such that it will be deemed as having been Incurred pursuant to Section 4.03(b) or another clause in Section 4.03(c) above, as applicable, to the extent that such reclassified Indebtedness could be Incurred pursuant to such new paragraph or clause at the time of such reclassification.

                  (f) Notwithstanding clauses (a),(b) or (c) of this Section 4.03, none of the Company, Brand Services and any Subsidiary Guarantor shall Incur (1) any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness of such Person, as applicable, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness of such Person or (2) any Secured Indebtedness that is not Senior Indebtedness of such Person unless contemporaneously therewith such Person makes effective provision to secure the Securities, the 2012 Securities or the Parent Guaranty or relevant Subsidiary Guaranty, as applicable, equally and ratably with (or on a senior basis to, in the case of Indebtedness subordinated in right of payment to the Securities, the 2012 Securities or the Parent Guaranty or relevant Subsidiary Guaranty, as applicable) such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien.

                  SECTION 4.04. Limitation on Restricted Payments.

                  (a) The Company shall not, directly or indirectly, make a Restricted Payment (1) if, at the time that the Company makes such Restricted Payment, a Default has occurred and is continuing (or would result therefrom) or
(ii) if the amount of such Restricted Payment (or any portion thereof) is attributable to Restricted Payments made by Brand Services or a Restricted Subsidiary to the Company pursuant to Section 4.04(a) of the Brand Indenture, except to the extent that such Restricted Payment (or such portion) does not exceed that amount that could have been paid to the Company as a Restricted Payment pursuant to Section 4.04(a) of the Brand Indenture if, in the Brand Indenture, Consolidated Interest Expense were deemed to also include on a pro forma basis for such period the Consolidated Interest Expense of the Company (net of any related reductions in income tax expense) for such period. In addition, during the period commencing with the fifth anniversary of the Issue Date, the Company shall not, directly or indirectly, make a Restricted Payment except to the extent that, after giving effect to such Restricted Payment, it has cash on hand that is sufficient to pay in cash all interest that will be due to and payable on the Securities on the interest payment date next following the date of such Restricted Payment; provided, however, that the Company may make the Restricted Payments set forth below:

                  (1) dividends to Brand Holdings to be used by Brand Holdings solely to pay its fees required to maintain its corporate existence and to pay for general corporate and overhead expenses (including salaries and other compensation of the employees) incurred by Brand Holdings in the ordinary course of its business; provided, however, that such dividends shall not exceed $0.5 million in any calendar year;

                  (2) dividends to Brand Holdings to the extent used by Brand Holdings solely to pay to applicable tax authorities in cash tax obligations incurred by Brand Holdings in the ordinary course of business; and

                  (3) the repurchase or other acquisition of, or payments to any parent of the Company to permit such parent to repurchase or otherwise acquire, shares of Capital Stock of a parent of the Company, the Company or any of its Subsidiaries from employees, former employees, directors or former directors of a parent of the Company, the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors of the Company under which such individuals purchase or sell, or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such repurchases and other acquisition shall not exceed $2.5 million in any fiscal year; provided further, however, that the aggregate amount of Restricted Payments permitted (but not made) pursuant to this Section 4.04(a)(3) in prior fiscal years may be carried forward to each succeeding fiscal year, with up to a maximum amount of $7.0 million over the term of the Securities.

                  (b) During the period commencing with the fifth anniversary of the Issue Date, the Company shall cause Brand Services and its Subsidiaries to make Restricted Payments in amounts sufficient to satisfy the Company's obligation, if any, to pay cash interest on the Securities on each interest payment date; provided, however, that the making of such interest payment, and the making of such Restricted Payment, in each case would not constitute a default under the Credit Agreement or the Brand Indenture or, if applicable, any Refinancing Indebtedness in respect thereof.

                  (c) The Company shall not permit Brand Services or any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted
Payment:

                  (1) a Default shall have occurred and be continuing (or would result therefrom);

                  (2) Brand Services is not entitled to Incur an additional $1.00 of Indebtedness under Section 4.03(b); or

                  (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date would exceed the sum of (without duplication):

                           (A) 50% of the Consolidated Net Income accrued during
                  the period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Issue Date occurs to the end of the most recent fiscal quarter prior to the date of such Restricted Payment for which financial statements have been made publicly available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit; plus

                           (B) 100% of the aggregate Net Cash Proceeds and Fair
                  Market Value of property or assets (other than Indebtedness and Capital Stock, except that Capital Stock of a Person that is or becomes a Restricted Subsidiary shall be valued in accordance with Brand Services' interest in the Fair Market Value of such Person's property and assets, exclusive of goodwill or any similar intangible asset) received by Brand Services from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than (i) an issuance or sale to a Subsidiary of Brand Services, (ii) an issuance or sale to an employee stock ownership plan or to a trust established by Brand Services or any of its Subsidiaries for the benefit of their employees with respect to amounts funded or Guaranteed by the Company, Brand Services or any of their Subsidiaries and (iii) in exchange for the proceeds of loans or advances made pursuant to clause (6) under the definition of "Permitted Investment") and 100% of any cash contribution received by Brand Services from its shareholders subsequent to the Issue Date; plus

                           (C) the amount by which Indebtedness of Brand
                  Services is reduced on Brand Services' balance sheet upon the conversion or exchange (other than by a Subsidiary of Brand Services) subsequent to the Issue Date of any Indebtedness of Brand Services convertible or exchangeable for Capital Stock (other than Disqualified Stock) of Brand Services (less the amount of any cash, or the fair value of any other property, distributed by Brand Services upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the Net Cash Proceeds received by Brand Services or any Restricted Subsidiary from the sale of such Indebtedness (excluding Net Cash Proceeds from sales to a Subsidiary of Brand Services or to an employee stock ownership plan or to a trust established by Brand Services or any of its Subsidiaries for the benefit of their employees with respect to amounts funded or Guaranteed by the Company, Brand Services or any of their Subsidiaries); plus

                           (D) an amount equal to the sum of (x) the net
                  reduction in the Investments (other than Permitted Investments) made by Brand Services or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investment and proceeds representing the return of capital (excluding dividends and distributions), in each case received by Brand Services or any Restricted Subsidiary, and (y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to Brand Services' equity interest in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by Brand Services or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

                  (d) The provisions of Section 4.04(b) shall not prohibit:

                  (1) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of Brand Services (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of Brand Services or an employee stock ownership plan or to a trust established by Brand Services or any of its Subsidiaries for the benefit of their employees with respect to amounts funded or Guaranteed by the Company, Brand Services or any of their Subsidiaries) or a substantially concurrent capital contribution received by Brand Services from its shareholders; provided, however, that (A) such Restricted Payment shall be excluded in the calculation of the amount of Restricted Payments and
         (B) the Net Cash Proceeds from such sale or such capital contribution (to the extent so used for such

         Restricted Payment) shall be excluded from the calculation of amounts under Section 4.04(c)(3)(B);

                  (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations of Brand Services or any Subsidiary Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations of such Person which is permitted to be Incurred pursuant to Section 4.03; provided, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

                  (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this Section 4.04; provided, however, that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments;

                  (4) so long as no Default has occurred and is continuing, the repurchase or other acquisition of, or payments to any parent of Brand Services to permit such parent to repurchase or otherwise acquire, shares of Capital Stock of a parent of Brand Services, Brand Services or any of its Subsidiaries from employees, former employees, directors or former directors of a parent of Brand Services, Brand Services or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors of Brand Services under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such repurchases and other acquisition shall not exceed $2.5 million in any fiscal year; provided further, however, that the aggregate amount of Restricted Payments permitted (but not made) pursuant to this Section 4.04(d)(4) in prior fiscal years may be carried forward to each succeeding fiscal year, with up to a maximum amount of $7.0 million over the term of the Securities;

         provided still further, however, that such repurchases and other acquisitions shall be included in the calculation of the amount of Restricted Payments;

                  (5) dividends to the Company to be used by the Company solely to pay its fees required to maintain its corporate existence and to pay for general corporate and overhead expenses (including overhead expenses of Brand Holdings and salaries and other compensation of the employees) incurred by the Company in the ordinary course of its business; provided, however, that such dividends shall not exceed $0.5 million in any calendar year; provided further, however, that such dividends shall be excluded in the calculation of the amount of Restricted Payments;

                  (6) dividends to the Company to the extent used by the Company solely to pay to applicable tax authorities in cash tax obligations incurred by the Company in the ordinary course of business; provided, however, that such calculations shall be excluded in the calculation of the amount of Restricted Payments;

                  (7) payments of dividends on Disqualified Stock issued in accordance with Section 4.03; provided, however, that such dividends shall be excluded in the calculation of the amount of Restricted Payments;

                  (8) Restricted Payments made with Net Available Cash from Asset Dispositions remaining after application thereof as required by
         Section 4.06; provided, however, that such Restricted Payments shall be included in the calculation of the amount of Restricted Payments;

                  (9) repurchases of Capital Stock deemed to occur upon exercise of stock options if such Capital Stock represents a portion of the exercise price of such options; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments;

                  (10) payments and distributions made to consummate the Transactions; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments; and

                  (11) Restricted Payments in an amount which, when taken together with all Restricted Payments made pursuant to this Section 4.04(d)(11), does not exceed $10.0 million; provided, however, that (A) at the time of each such Restricted Payment, no Default shall have occurred and be continuing (or result therefrom) and (B) such dividends shall be included in the calculation of the amount of Restricted Payments.

                  SECTION 4.05. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Company shall not, and shall not permit Brand Services or any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of Brand Services or any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Company, (b) make any loans or advances to the Company or (c) transfer any of its property or assets to the Company, except:

                  (1) with respect to clauses (a), (b) and (c),

                           (A) any encumbrance or restriction pursuant to an
                  agreement (including the Credit Agreement as in effect on the Issue Date and the Brand Indenture) in effect at or entered into on the Issue Date;

                           (B) any encumbrance or restriction with respect to a
                  Restricted Subsidiary pursuant to an agreement existing on or prior to the date on which such Restricted Subsidiary was acquired by Brand Services (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by Brand Services) and outstanding on such date;

                           (C) any encumbrance or restriction pursuant to an
                  agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 4.05(1)(A) or 4.05(1)(B) or this Section 4.05(1)(C) or contained in any amendment to an agreement referred to in Section

                  4.05(1)(A) or 4.05(1)(B) or this Section 4.05(1)(C); provided, however, that the encumbrances and restrictions with respect to Brand Services or such Restricted Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the Securityholders than encumbrances and restrictions with respect to Brand Services or such Restricted Subsidiary contained in such predecessor agreements;

                           (D) any encumbrance or restriction with respect to a
                  Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

                           (E) any encumbrance or restriction pursuant to
                  applicable law; and

                  (2) with respect to clause (c) only,

                           (A) any encumbrance or restriction consisting of
                  customary nonassignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder; and

                           (B) any encumbrance or restriction contained in
                  security agreements or mortgages securing Indebtedness of Brand Services or a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements or mortgages.

                  SECTION 4.06. Limitation on Sales of Assets and Subsidiary Stock.

                  (a) The Company shall not permit Brand Services or any Restricted Subsidiary to, directly or indirectly, consummate any Asset Disposition unless (1) Brand Services or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors of Brand Services, of the shares and assets subject to such Asset Disposition; (2) at least 75% of the consideration thereof received by Brand Services or such Restricted Subsidiary is in the form of cash or cash equivalents; and (3) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by Brand Services (or such Restricted Subsidiary, as the case may be) (A) first, to the extent Brand Services elects (or is required by the terms of any Indebtedness), to prepay, repay, redeem or purchase Senior Indebtedness of Brand Services or Indebtedness (other than any Preferred Stock or Disqualified Stock) of a Wholly Owned Subsidiary (in each case other than Indebtedness owed to Brand Services or an Affiliate of Brand Services) within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to the extent Brand Services elects, to acquire Additional Assets within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; and (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses
(A) and (B), to make an offer to the holders of the 2012 Securities (and to holders of other Senior Subordinated Indebtedness of Brand Services designated by Brand Services) to purchase 2012 Securities (and such other Senior Subordinated Indebtedness of Brand Services) pursuant to and subject to the conditions of Section 4.06(b); provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A) or (C) above, Brand Services or such Restricted Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this Section 4.06, Brand Services and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this Section 4.06(a) except to the extent that the aggregate Net Available Cash from all Asset Dispositions which is not applied in accordance with this Section 4.06(a) exceeds $5.0 million. Pending application of Net Available Cash pursuant to this Section 4.06(a), such Net Available Cash shall be invested in Temporary Cash Investments or applied to temporarily reduce revolving credit indebtedness.

                  For the purposes of this Section 4.06(a), the following are deemed to be cash or cash equivalents: (1) the assumption of Indebtedness of Brand Services (other than obligations in respect of Disqualified Stock of Brand Services) or any Restricted Subsidiary (other than obligations in respect of Disqualified Stock and Preferred Stock of a Subsidiary Guarantor) and the release of Brand Services or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (2) securities received by Brand Services or any Restricted Subsidiary from the transferee that are promptly converted by Brand Services or such Restricted Subsidiary into cash, to the extent of the cash received in that conversion.

                  (b) In the event of an Asset Disposition that requires the purchase of 2012 Securities (and other Senior Subordinated Indebtedness of Brand Services) pursuant to Section 4.06(a)(3)(C), Brand Services shall purchase 2012 Securities tendered pursuant to an offer by Brand Services for the 2012 Securities (and such other Senior Subordinated Indebtedness of Brand Services) (the "Offer") at a purchase price of 100% of their principal amount (or, in the event such other Senior Subordinated Indebtedness of Brand Services was issued with significant original issue discount, 100% of the accreted value thereof) without premium, plus accrued but unpaid interest (or, in respect of such other Senior Subordinated Indebtedness of Brand Services, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Indebtedness) in accordance with the procedures (including prorating in the event of oversubscription) set forth in Section 4.06(c). If the aggregate purchase price of Securities (and any other Senior Subordinated Indebtedness) tendered pursuant to the Offer exceeds the Net Available Cash allotted to their purchase, Brand Services shall select the Securities and other Senior Subordinated Indebtedness to be purchased on a pro rata basis but in round denominations, which in the case of the 2012 Securities will be denominations of $1,000 principal amount or multiples thereof. The Company shall not be required to cause Brand Services to make an offer to purchase 2012 Securities (and other Senior Subordinated Indebtedness of Brand Services) pursuant to this Section 4.06 if the Net Available Cash available therefor is less than $5.0 million (which lesser amount shall be carried forward for purposes of determining whether such an Offer is required with respect to the Net Available Cash from any subsequent Asset Disposition). Upon completion of such an offer to purchase, Net Available Cash shall be deemed to be reduced by the aggregate amount of such offer.

                  (c) The Company shall cause Brand Services to comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.06. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.06, the Company shall cause Brand Services to comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.06 by virtue of Brand Services' compliance with such securities laws or regulations.

                  SECTION 4.07. Limitation on Affiliate Transactions.

                  (a) The Company shall not, and shall not permit Brand Services or any Restricted Subsidiary to, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with, or for the benefit of, any Affiliate of the Company or Brand Services (an "Affiliate Transaction") unless (1) the terms of the Affiliate Transaction are no less favorable to the Company, Brand Services or such Restricted Subsidiary than those that could be obtained at the time of the Affiliate Transaction in arm's-length dealings with a Person who is not an Affiliate; (2) if such Affiliate Transaction involves an amount in excess of $3.0 million, the terms of the Affiliate Transaction are set forth in writing and a majority of the non-employee directors of the Company or Brand Services, as applicable, disinterested with respect to such Affiliate Transaction have determined in good faith that the criteria set forth in clause (1) are satisfied and have approved the relevant Affiliate Transaction as evidenced by a resolution of such Board of Directors; and (3) if such Affiliate Transaction involves an amount in excess of $10.0 million, the Board of Directors of the Company or Brand Services, as applicable, shall also have received a written opinion from an Independent Qualified Party to the effect that such Affiliate Transaction is fair, from a financial standpoint, to the Company or Brand Services and its Restricted Subsidiaries, as applicable, or is not less favorable to the Company or Brand Services and its Restricted Subsidiaries than could reasonably be expected to be obtained at the time in an arm's-length transaction with a Person who was not an Affiliate.

                  (b) The provisions of Section 4.07(a) shall not prohibit (1) any Investment (other than a Permitted Investment) or other Restricted Payment, in each case permitted to be made pursuant to Section 4.04; (2) any issuance of securities by the Company, Brand Services or its Restricted Subsidiaries, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company or Brand Services, as applicable, (3) loans or advances to employees by the Company, Brand Services or its Restricted Subsidiaries, in the ordinary course of business in accordance with the past practices of the Company, Brand Services or its Restricted Subsidiaries, as applicable, but in any event not to exceed $3.0 million in the aggregate outstanding at any one time; (4) the payment by the Company, Brand Services or its Restricted Subsidiaries of reasonable fees to directors of the Company, Brand Services and its Restricted Subsidiaries, as applicable, who are not employees of the Company, Brand Services or its Restricted Subsidiaries; (5) any transaction of the Company or Brand Services with a Restricted Subsidiary or joint venture or similar entity which would constitute an Affiliate Transaction solely because the Company, Brand Services or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, joint venture or similar entity; and (6) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Company or Brand Services to Affiliates of Brand Services.

                  SECTION 4.08. Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries.

                  (a) The Company (1) shall not sell, lease, transfer or otherwise dispose of any Capital Stock of Brand Services to any Person (other than to a Wholly Owned Subsidiary) and (2) shall not permit Brand Services to issue any of its Capital Stock (other than, if necessary, shares of its Capital Stock constituting directors' or other legally required qualifying shares) to any Person (other than to the Company or a Wholly Owned Subsidiary), unless immediately after giving effect to such issuance, sale or other disposition, the Company does not own any Capital Stock of Brand Services.

                  (b) The Company shall not permit Brand Services or any Restricted Subsidiary to (1) sell, lease, transfer or otherwise dispose of any Capital Stock of any Restricted Subsidiary to any Person (other than to Brand Services or a Wholly Owned Subsidiary) or (2) issue any Capital Stock of any Restricted Subsidiaries (other than, if necessary, shares of its Capital Stock constituting directors' or other legally required qualifying shares) to any Person (other than to Brand Services or a Wholly Owned Subsidiary), unless (A) immediately after giving effect to such issuance, sale or other disposition, neither Brand Services nor any of its Subsidiaries own any Capital Stock of such Restricted Subsidiary or (B) immediately after giving effect to such issuance, sale or other disposition, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect thereto is treated as a new Investment by Brand Services and such Investment would be permitted to be made under Section 4.04 if made on the date of such issuance, sale or other disposition. Notwithstanding the foregoing, the issuance or sale of shares of Capital Stock of any Restricted Subsidiary of Brand Services will not violate the provisions of the immediately preceding sentence if such shares are issued or sold in connection with (x) the formation or capitalization of a Restricted Subsidiary or (y) a single transaction or a series of substantially contemporaneous transactions whereby such Restricted Subsidiary becomes a Restricted Subsidiary of Brand Services by reason of the acquisition of securities or assets from another Person.

                  SECTION 4.09. Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company repurchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the terms contemplated in Section 4.09(b). In the event that at the time of such Change of Control the terms of the Senior Indebtedness of the Company (including its guarantee under the Credit Agreement) restrict or prohibit the purchase of Securities pursuant to this Section 4.09, then prior to the mailing of the notice to Holders provided for in Section 4.09(b) below but in any event within 30 days following any Change of Control, the Company shall
(1) repay in full all such Senior Indebtedness or (2) obtain the requisite consents under the agreements governing such Senior Indebtedness to permit the repurchase of the Securities as provided for in Section 4.09(b).

                  (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:

                  (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest on the relevant interest payment date);

                  (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization, in each case after giving effect to such Change of Control);

                  (3) the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

                  (4) the instructions determined by the Company, consistent with this Section 4.09, that a Holder must follow in order to have its Securities purchased.

                  (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

                  (d) On the purchase date, all Securities purchased by the Company under this Section 4.09 shall be delivered by the Company to the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

                  (e) Notwithstanding the foregoing provisions of this Section 4.09, the Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 4.09(b) and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

                  (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.09. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.09, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.09 by virtue of its compliance with such securities laws or regulations.

                  SECTION 4.10. Limitation on Line of Business.

                  (a) The Company shall not engage in any business other than the ownership of equity of Brand Services and the issuance of its own securities.

                  (b) The Company shall not permit Brand Services or any Restricted Subsidiary to engage in any business other than a Related Business.

                  SECTION 4.11. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA Section 314(a)(4).

                  SECTION 4.12. Further Instruments and Acts. Upon request of the Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                    ARTICLE 5

                                Successor Company


                  SECTION 5.01. When Company May Merge or Transfer Assets.

                  (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, directly or indirectly, all or substantially all its assets to, any Person, unless:

                  (1) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

                  (2) immediately after giving pro forma effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been Incurred by such Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and

                  (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

                  For purposes of this Section 5.01(a), the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

                  The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, and the predecessor Company, except in the case of a lease, shall be released from the obligation to pay the principal of and interest on the Securities.


                                    ARTICLE 6

                              Defaults and Remedies


                  SECTION 6.01. Events of Default. An "Event of Default" occurs if:

                  (1) the Company defaults in any payment of interest when the same becomes due and payable, whether or not such payment shall be prohibited by Article 10, and such default continues for a period of 30 days;

                  (2) the Company (i) defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon declaration of acceleration or otherwise, whether or not such payment shall be prohibited by Article 10, or (ii) fails to purchase Securities when required pursuant to this Indenture or the Securities, whether or not such purchase shall be prohibited by Article 10;

                  (3) the Company fails to comply with Section 5.01;

                  (4) the Company, Brand Services or any Restricted Subsidiary fails to comply with Section 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08,
         4.09 or 4.10 (other than a failure to purchase Securities when required under Section 4.06 or 4.09) and such failure continues for 30 days after the notice specified below;

                  (5) the Company, Brand Services or any Restricted Subsidiary fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1), (2), (3) or (4) above) and such failure continues for 60 days after the notice specified below;

                  (6) Indebtedness of the Company, Brand Services or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $12.0 million, or its foreign currency equivalent at the time;

                  (7) the Company, Brand Services or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (C) consents to the appointment of a Custodian of it
                  or for any substantial part of its property; or

                           (D) makes a general assignment for the benefit of its
                  creditors;

         or takes any comparable action under any foreign laws relating to insolvency;

                  (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company, Brand Services
                  or any Significant Subsidiary in an involuntary case;

                           (B) appoints a Custodian of the Company, Brand
                  Services or any Significant Subsidiary or for any substantial part of its property; or

                           (C) orders the winding up or liquidation of the
                  Company, Brand Services or any Significant Subsidiary;

         or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

                  (9) any judgment or decree for the payment of money in excess of $12.0 million or its foreign currency equivalent at the time is entered against the Company, Brand Services or any Significant Subsidiary, remains outstanding for a period of 30 days following the entry of such judgment or decree and is not discharged, waived or the execution thereof stayed.

                  The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clauses (4) or (5) is not an Event of Default until the Trustee or the holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (6) or (9) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4) or (5), its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.01(7) or (8) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the Securities by notice to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) with respect to the Company occurs, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by notice to the

Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

                  SECTION 6.04. Waiver of Past Defaults. The Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security, (ii) a Default arising from the failure to redeem or purchase any Security when required pursuant to this Indenture or (iii) a Default in respect of a provision that under Section
9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  SECTION 6.05. Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

                  SECTION 6.06. Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                  (5) the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

                  SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.08. Collection Suit by Trustee. If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

                  SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

                  SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.07;

                  SECOND: to holders of Senior Indebtedness of the Company, to the extent required by Article 10;

                  THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  FOURTH: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Securityholder and the

Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

                  SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE 7

                                     Trustee

                  SECTION 7.01. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b)  Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (1) this paragraph does not limit the effect of Section
7.01(b);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

                  (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                  (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01 and to the provisions of the TIA.

                  SECTION 7.02. Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that, without limiting the effect of
Section 7.01(b), the Trustee's conduct does not constitute wilful misconduct or negligence.

                  (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) In case an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders, unless such Securityholders shall have offered to the Trustee reasonable indemnity or security against any loss, liability or expense which might be incurred by it in compliance with such request or direction.

                  SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation, warranty or certification as to the validity or adequacy of this Indenture or the Securities except as contained in the Trustee's certificate of authentication. The Trustee shall not be accountable for the Company's use of the proceeds from the issuance and sale of the Securities and shall not be responsible for any statement of the Company, any underwriter or placement agent or any other Person made in connection with the issuance and sale of the Securities, whether oral or written and whether contained in this Indenture, any offering document or any other document, certificate or instrument.

                  SECTION 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

                  SECTION 7.06. Reports by Trustee to Holders. As promptly as practicable after each October 15 beginning with the October following the date of this Indenture, and in any event prior to December 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of October 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b).

                  A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such compensation as agreed to between the Company and the

Trustee for its acceptance of the responsibilities under this Indenture. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advancements and expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Securityholder or any other Person) or liability in connection with the exercise or performance of any of its possession or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith.

                  To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture.

                  The Company's payment obligations pursuant to this Section
7.07 shall survive the resignation and removal of the Trustee and the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the

Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

                  SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                    ARTICLE 8

                       Discharge of Indenture; Defeasance

                  SECTION 8.01. Discharge of Liability on Securities;
Defeasance.

                  (a) When (1) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (2) all outstanding Securities have become due and payable, whether at maturity or on a redemption date as a result of the mailing of a notice of redemption pursuant to Article 3 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

                  (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (1) all its obligations under the Securities and this Indenture ("legal defeasance option") or (2) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09 and 4.10 and the operation of
Sections 6.01(4), 6.01(6), 6.01(7), 6.01(8) and 6.01(9) (but, in the case of
Sections 6.01(7) and (8), with respect only to Significant Subsidiaries) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.01(4), 6.01(6), 6.01(7), 6.01(8) and 6.01(9) (but, in
the case of Sections 6.01(7) and (8), with respect only to Significant Subsidiaries).

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.07 and 7.08 and in
this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

                  SECTION 8.02. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

                  (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be;

                  (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

                  (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Sections 6.01(7) or (8) with respect to the Company occurs which is continuing at the end of the period;

                  (4) the deposit does not constitute a default under any other agreement binding on the Company and is not prohibited by Article 10;

                  (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                  (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has
         received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

                  Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

                  SECTION 8.03. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and securities so held in trust are not subject to Article 10.

                  SECTION 8.04. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

                  SECTION 8.05. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

                  SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 9

                                   Amendments

                  SECTION 9.01. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Article 5;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

                  (4) to add Guarantees with respect to the Securities, including any Guarantees by Subsidiaries of the Company, or to secure the Securities;

                  (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

                  (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

                  (7) to make any change that does not adversely affect the rights of any Securityholder.

                  An amendment under this Section 9.01 may not make any change that adversely affects the rights under Article 10 of any holder of Senior Indebtedness of the Company then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

                  After an amendment under this Section 9.01 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this
Section 9.01.

                  SECTION 9.02. With Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected thereby, an amendment may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or extend the time for payment of interest on any Security;

                  (3) reduce the principal amount of or extend the Stated Maturity of any Security;

                  (4) reduce the amount payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with Article 3;

                  (5) make any Security payable in money other than that stated in the Security;

                  (6) impair the right of any Securityholder to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities;

                  (7) make any changes in the ranking or priority of any Security that would adversely affect the Securityholders; or

                  (8) make any change in Section 6.04 or 6.07 or the second sentence of this Section 9.02.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  An amendment under this Section 9.02 may not make any change that adversely affects the rights under Article 10 of any holder of Senior Indebtedness of the Company then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

                  After an amendment under this Section 9.02 becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this
Section 9.02.

                  SECTION 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

                  SECTION 9.04. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

                  SECTION 9.05. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 9.06. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                  SECTION 9.07. Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                   ARTICLE 10

                                  Subordination

                  SECTION 10.01. Agreement To Subordinate. The Company agrees, and each Securityholder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment of all Senior Indebtedness of the Company and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company, and only Indebtedness of the Company which is Senior Indebtedness of the Company shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article 10 shall be subject to Section 10.12.

                  SECTION 10.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (1) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full in cash of such Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on the Securities;

                  (2) until such Senior Indebtedness of the Company is paid in full in cash, any payment or distribution to which Securityholders would be entitled but for this Article 10 shall be made to holders of such Senior Indebtedness as their interests may appear, except that Securityholders may receive shares of Capital Stock and any subordinated debt obligations that are subordinated to all securities issued in respect of claims of such Senior Indebtedness; and

                  (3) if a distribution is made to Securityholders that, due to this Article 10, should not have been made to them, such Securityholders are required to hold it in trust for the holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear.

                  SECTION 10.03. Default on Senior Indebtedness of the Company. The Company shall not pay the principal of, premium, if any, or interest on the Securities or make any deposit pursuant to Section 8.01 and may not purchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if either of the following (a "Payment Default") occurs (1) any Obligation on any Designated Senior Indebtedness of the Company is not paid in full in cash when due; or (2) any other default on Designated Senior Indebtedness of the Company occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms, unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Indebtedness has been paid in full in cash; provided, however, that the Company shall be entitled to pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representatives of all Designated Senior Indebtedness with respect to which the Payment Default has occurred and is continuing.

                  During the continuance of any default (other than a Payment Default) with respect to any Designated Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company shall not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter. The Payment Blockage Period shall end earlier if such Payment Blockage Period is terminated (1) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice; (2) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or (3) because such Designated Senior Indebtedness has been discharged or repaid in full in cash. Notwithstanding the provisions described in the immediately preceding two sentences (but subject to the provisions contained in the first sentence of this Section 10.03), unless the holders of such Designated Senior Indebtedness or the Representative of such Designated Senior Indebtedness shall have accelerated the maturity of such Designated Senior Indebtedness, the Company shall be entitled to resume payments on the Securities after termination of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness of the Company during such period; provided, however, that if any Blockage Notice is delivered to the Trustee by or on behalf of any holders of Designated Senior Indebtedness of the Company (other than the Bank Indebtedness), the Representative of holders of Bank Indebtedness shall be entitled to give another Blockage Notice within such period; provided further, however, that in no event shall the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360-consecutive-day period, and there must be 181 days during any 360-consecutive-day period during which no Payment Blockage Period is in effect.

                  For purposes of this Section 10.03, no default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness of the Company initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                  SECTION 10.04. Acceleration of Payment of Securities. If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Designated Senior Indebtedness of the Company (or their Representatives) of the acceleration.

                  If any Designated Senior Indebtedness is outstanding, the Company shall not be permitted to pay the Securities until five Business Days after the Representatives of all the issues of Designated Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if this Indenture otherwise permits payment at that time.

                  SECTION 10.05. When Distribution Must Be Paid Over. If a distribution is made to Securityholders that because of this Article 10 should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear.

                  SECTION 10.06. Subrogation. After all Senior Indebtedness of the Company is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness. A distribution made under this Article 10 to holders of such Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on such Senior Indebtedness.

                  SECTION 10.07. Relative Rights. This Article 10 defines the relative rights of Securityholders and holders of Senior Indebtedness of the Company. Nothing in this Indenture shall:

                  (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

                  (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness of the Company to receive distributions otherwise payable to Securityholders.

                  SECTION 10.08. Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness of the Company to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

                  SECTION 10.09. Rights of Trustee and Paying Agent. Notwithstanding Section 10.03, the Trustee or Paying Agent shall continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that under this Article 10 would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that such payments are prohibited by this Article 10. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of the Company shall be entitled to give the notice; provided, however, that, if an issue of Senior Indebtedness of the Company has a Representative, only the Representative shall be entitled to give the notice.

                  The Trustee in its individual or any other capacity shall be entitled to hold Senior Indebtedness of the Company with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent shall be entitled to do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness; and nothing in
Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

                  SECTION 10.10. Distribution or Notice to Representative. Whenever any Person is to make a distribution or give a notice to holders of Senior

Indebtedness of the Company, such Person shall be entitled to make such distribution or give such notice to their Representative (if any).

                  SECTION 10.11. Article 10 Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Securities by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of a Default. Nothing in this Article 10 shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

                  SECTION 10.12. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article 8 by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article 10, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                  SECTION 10.13. Trustee Entitled To Rely. Upon any payment or distribution pursuant to this Article 10, the Trustee and the Securityholders shall be entitled to rely (1) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (2) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (3) upon the Representatives of Senior Indebtedness of the Company for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article 10, the Trustee shall be entitled to request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 10, and, if such evidence is not furnished, the Trustee shall be entitled to defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 10.

                  SECTION 10.14. Trustee To Effectuate Subordination. Each Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Senior Indebtedness of the Company as provided in this Article 10 and appoints the Trustee as attorney-in-fact for any and all such purposes.

                  SECTION 10.15. Trustee Not Fiduciary for Holders of Senior Indebtedness of the Company. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article 10 or otherwise.

                  SECTION 10.16. Reliance by Holders of Senior Indebtedness of the Company on Subordination Provisions. Each Securityholder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


                                   ARTICLE 11

                                  Miscellaneous

                  SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

                  SECTION 11.02. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

         if to the Company, Parent or any Subsidiary Guarantor:

         Brand Intermediate Holdings, Inc.
         15450 South Outer Highway 40
         Suite 270
         Chesterfield, Mo. 63017
         Attention: Jeffrey W. Peterson

         if to the Trustee:

         The Bank of New York Trust Company of Florida, N.A.
         Plaza of the Americas
         600 North Pearl Street
         Suite 420
         Dallas, Texas 75201
         Attention: Corporate Trust Division

                  The Company, Parent, any Subsidiary Guarantor or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 11.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, Parent, any Subsidiary Guarantor, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

                  SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 11.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

                  SECTION 11.06. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

                  SECTION 11.07. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 11.08. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

                  SECTION 11.09. Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

                  SECTION 11.10. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, as such, of the Company, Parent or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or this Indenture or of Parent or any such Subsidiary Guarantor under the Parent Guaranty or any Subsidiary Guaranty, as the case may be, or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

                  SECTION 11.11. Successors. All agreements of the Company, Parent or any Subsidiary Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 11.13. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                       BRAND INTERMEDIATE HOLDINGS, INC.,

                                            by
                                               ---------------------------------
                                               Name:
                                               Title:

                                       THE BANK OF NEW YORK TRUST COMPANY OF
                                       FLORIDA, N.A.,

                                            by
                                               ---------------------------------
                                               Name:
                                               Title:

                                             RULE 144A/REGULATION S/IAI APPENDIX


                        PROVISIONS RELATING TO SECURITIES

         1. Definitions

         1.1 Definitions

         Capitalized terms used but not otherwise defined in this Appendix shall have the meanings assigned in the Indenture. For the purposes of this Appendix the following terms shall have the meanings indicated below:

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository, Euroclear and Clearstream for such a Temporary Regulation S Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Clearstream" means Clearstream Banking, societe anonyme, or any successor securities clearing agency.

                  "Definitive Security" means a certificated Initial Security or Exchange Security or Private Exchange Security bearing, if required, the restricted securities legend set forth in Section 2.3(e).

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Distribution Compliance Period", with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Securities.

                  "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor securities clearing agency.

                  "IAI" means an institutional "accredited investor," as defined in Rule 501(a)(1),(2),(3) and (7) of Regulation D under the Securities Act.

                  "Initial Purchasers" means, with respect to the Securities issued on the Issue Date, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

                  "Purchase Agreement" means, with respect to the Securities issued on the Issue Date, the Purchase Agreement, dated October 16, 2002, among the Company and the Initial Purchasers.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Rule 144A Securities" means all Securities offered and sold to QIBs in reliance on Rule 144A.

                  "Securities" means (1) $35 million aggregate principal amount of 13% Senior Subordinated Pay-In-Kind Notes Due 2013 issued on the Issue Date and (2) PIK Securities, if any, issued by the Company pursuant to the Indenture.

                  "Securities Act" means the Securities Act of 1933.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto, and shall initially be the Trustee.

                  "Transfer Restricted Securities" means Securities that bear or are required to bear the legend relating to restrictions on transfer relating to the Securities Act set forth in Section 2.3(e) hereto.

         1.2 Other Definitions

                                                                                                  Defined in
         Term                                                                                      Section:
         ----                                                                                     ----------
"Agent Members".....................................................................................2.1(b)
"Global Security"...................................................................................2.1(a)
"Permanent Regulation S Global Security.............................................................2.1(a)
"Regulation S"......................................................................................2.1(a)
"Rule 144A".........................................................................................2.1(a)
"Rule 144A Global Security..........................................................................2.1(a)
"Temporary Regulation S Global Security.............................................................2.1(a)

         2. The Securities

         2.1 (a) Form and Dating. The Securities will be offered and sold by the Company pursuant to a Purchase Agreement. The Securities will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities

Act ("Rule 144A"), (ii) IAIs and (iii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act ("Regulation S"). Securities may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Securities initially resold pursuant to Rule 144A (collectively, the "Rule 144A Global Security") and to IAIs (collectively, the "IAI Global Security") shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form, and Securities initially resold pursuant to Regulation S (collectively, the "Temporary Regulation S Global Security") shall be issued initially in the form of one or more temporary global securities in definitive, fully registered form, in each case without interest coupons and with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Securities Custodian and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. Beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, the IAI Global Security, a permanent global security (the "Permanent Regulation S Global Security") or any other Security without a legend containing restrictions on transfer of such Security prior to the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act. The Rule 144A Global Security, the IAI Global Security, the Temporary Regulation S Global Security and the Permanent Regulation S Global Security are collectively referred to herein as "Global Securities". The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Company, the Trustee and any agent of the Company or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c) Certificated Securities. Except as provided in this
Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.

         2.2 Authentication

                  The Trustee shall authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of $35 million of 13% Senior Subordinated Pay-In-Kind Notes Due 2013 and (2) any PIK Securities for an original issue in an aggregate principal amount specified in the written order of the Company pursuant to Section 2.02 of the Indenture, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.

         2.3 Transfer and Exchange

                  (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request:

                  (x)      to register the transfer of such Definitive
                           Securities; or

                  (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar or co-registrar, duly executed by the Holder thereof or its attorney duly authorized in writing; and

                  (ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A),
                           (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                           (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           (B) if such Definitive Securities are being transferred to the Company, a certification to that effect; or

                           (C) if such Definitive Securities are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

                  (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security, an IAI Global Security or a Permanent Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A, (B) being transferred to an IAI or
                           (C) is being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Permanent Regulation S Global Security; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)), IAI Global Security (in the case of a transfer pursuant to clause (b)(i)(B)) or Permanent Regulation S Global Security (in the case of a transfer pursuant to clause (b)(i)(C)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities, IAI Global Securities or Permanent Regulation S Global Securities, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate of the Company, a new Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 of this Appendix, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (d) Restrictions on Transfer of Temporary Regulation S Global Securities. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (i) to the Company, (ii) so long as such Security is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) to an IAI who is purchasing for its own account or for the account of another institutional investor, in each case in a minimum principal amount of the Securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, (iv) in an offshore transaction in accordance with Regulation S, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act or (vi) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States.

                  (e) Legend.

                  (i) Except as permitted by the following paragraphs (ii),
         (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  Each Definitive Security will also bear the following additional legend:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                  (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

                  (g) Obligations with Respect to Transfers and Exchanges of Securities.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06, 4.06, 4.09 and
         9.05 of the Indenture).

                  (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any Definitive Security selected for redemption in whole or in part pursuant to Article 3 of this Indenture, except the unredeemed portion of any Definitive Security being redeemed in part or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

                  (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  (h) No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4 Certificated Securities

                  (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian for the Depository pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 hereof and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security and the Depository fails to appoint a successor depositary or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture.

                  (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Trustee located at its principal corporate trust office in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depository shall direct. Any Definitive Security delivered in exchange for an interest in the Transfer Restricted Security shall, except as otherwise provided by Section 2.3(e) hereof, bear the restricted securities legend set forth in Exhibit 1 hereto.

                  (c) Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) In the event of the occurrence of one of the events specified in Section 2.4(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                                              to
                                             RULE 144A/REGULATION S/IAI APPENDIX



                           [FORM OF FACE OF SECURITY]

                           [Global Securities Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                  [[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE COMMENCEMENT OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

                         [Restricted Securities Legend]

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE

OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                 [Temporary Regulation S Global Security Legend]

                  EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL SECURITY OR ANY OTHER SECURITY REPRESENTING AN INTEREST IN THE SECURITIES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED THROUGH EUROCLEAR BANK S.A./N.A., AS OPERATOR OF THE EUROCLEAR SYSTEM OR CLEARSTREAM BANKING, SOCIETE ANONYME AND ONLY (I) TO THE COMPANY, (II) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER

(AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.

                  BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL SECURITY ONLY IF
(1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH RULE 144A AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL SECURITY FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL SECURITY IS BEING TRANSFERRED (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A,
(B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE EXCHANGED FOR INTERESTS IN AN IAI GLOBAL SECURITY ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH AN EXEMPTION UNDER THE SECURITIES ACT AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL SECURITY FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL SECURITY IS BEING TRANSFERRED (A) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR

ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  BENEFICIAL INTERESTS IN A RULE 144A GLOBAL SECURITY OR AN IAI GLOBAL SECURITY MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN THE REGULATION S GLOBAL SECURITY, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S, RULE 144 (IF AVAILABLE) OR ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE) AND THAT, IF SUCH TRANSFER OCCURS PRIOR TO THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, THE INTEREST TRANSFERRED WILL BE HELD IMMEDIATELY THEREAFTER THROUGH EUROCLEAR BANK S.A./N.A. OR CLEARSTREAM BANKING SOCIETE ANONYME.

                         [Definitive Securities Legend]

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                                                                     CUSIP _____
No. _____________                                                    $__________

                13% Senior Subordinated Pay-In-Kind Note Due 2013


                  Brand Intermediate Holdings, Inc., a Delaware corporation,
promises to pay to           , or registered assigns, the principal sum of
                Dollars on October 15, 2013.

                  Interest Payment Dates: April 15 and October 15.

                  Record Dates: April 1 and October 1.

                  Additional provisions of this Security are set forth on the other side of this Security.


Dated:

                                       BRAND INTERMEDIATE
                                       HOLDINGS, INC.

                                            by
                                               ---------------------------------
                                               Name:
                                               Title:


                                            by
                                               ---------------------------------
                                               Name:
                                               Title:

TRUSTEE'S CERTIFICATE OF
         AUTHENTICATION


THE BANK OF NEW YORK TRUST COMPANY OF FLORIDA, N.A.
  as Trustee, certifies
           that this is one of
           the Securities referred
           to in the Indenture.

by
   -------------------------------
        Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]


                13% Senior Subordinated Pay-In-Kind Note Due 2013


1. Interest

                  Brand Intermediate Holdings, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on April 15 and October of each year, commencing April 15, 2003.

                  The Company may, at its option, in lieu of payment of interest in cash on the Securities, pay interest on the Securities through the issuance of PIK Securities in an aggregate principal amount equal to the amount of interest (rounded to the nearest whole cent) that would be payable with respect to the Securities if such interest were paid in cash; provided, however, that on the interest payment dates occurring after the fifth anniversary of the issuance of the Securities, the Company shall pay interest on the Securities in cash to the extent that dividends, distributions and other restricted payments from Brand Services and its restricted subsidiaries could have been made, whether or not actually made, at any time during the interest payment period immediately preceding the applicable interest payment date in accordance with the limitations in the covenants governing dividends, distributions and other restricted payments contained in (a) Section 4.04 of the Indenture, dated as of October 16, 2002, among Brand Services, the Company, the subsidiary guarantors listed on the signature pages thereto and The Bank of New York Trust Company of Florida, N.A., as trustee (the "Brand Indenture"), and (b) the Credit Agreement, dated as of October 16, 2002, among Brand Services, certain of its subsidiaries, the Company, the lenders referred to therein, Credit Suisse First Boston, as Administrative Agent, and JPMorgan Chase Bank, as Syndication Agent, and permitted refinancing thereof (other than such dividends, distributions or other restricted payments that could be or have been made to the Company pursuant to clauses (4),(5) and (6) of Section 4.04(b) of the Brand Indenture. On each interest payment date on which the Company elects to pay interest in the form of PIK

Securities, the Trustee will, at the Company's request, authenticate and deliver PIK Securities for original issuance to the holders of the Securities on the relevant record date, as shown by the records of the Register, in the aggregate principal amount required to pay such interest. Any PIK Securities so issued will be dated the applicable interest payment date, will bear interest from and after such date, will mature on October 15, 2013 and will be governed by, and subject to the terms, provisions and conditions of, the Indenture and will have the same rights and benefits as the Securities. Any PIK Securities will be issued with the designation "PIK" on the face of such PIK Securities.

                  Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from October 16, 2002. Interest on overdue principal will be paid by the Issuer at 1% per annum in excess of the rate shown above and the Issuer will pay interest on overdue installments of interest at such higher rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the April 1 or October 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

                  Initially, The Bank of New York Trust Company of Florida, N.A., a National Association (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

                  The Company issued the Securities under an Indenture, dated as of October 16 2002 ("Indenture"), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
Section 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured obligations of the Company. The Securities issued on the Issue Date and any PIK Securities will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; issue or sell capital stock of subsidiaries; engage in transactions with affiliates; transfer or sell assets; guarantee indebtedness; change their line of business; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries. These covenants are subject to important exceptions and qualifications.

5. Optional Redemption

                  Except as set forth below, the Company shall not be entitled to redeem the Securities at its option prior to October 15, 2007.

                  On and after October 15, 2007, the Company shall be entitled at its option to redeem all or a portion of the Securities upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed in percentages of principal amount on the redemption date), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on October 15 of the years set forth below:

                                                     Redemption
                  Period                               Price
                  ------                             ----------
                  2007                                106.500%
                  2008                                104.333
                  2009                                102.167
                  2010 and thereafter                 100.000%

                  In addition, prior to October 15, 2005, the Company shall be entitled at its option on one or more occasions to redeem Securities (which includes PIK Securities, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Securities (which includes PIK Securities, if any) originally issued at a redemption price (expressed as a percentage of principal amount) of 113%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Public Equity Offerings; provided, however, that (1) at least 65% of such aggregate principal amount of Securities (which includes PIK Securities, if any) remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its Affiliates); and (2) each such redemption occurs within 60 days after the date of the related Public Equity Offering.

6. Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. Securities in denominations of $1,000 principal amount or less may be redeemed in whole but not in part. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7. Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8. Subordination

                  The Securities are subordinated to Senior Indebtedness of the Company, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness of the Company must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9. Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10. Persons Deemed Owners

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

11. Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12. Discharge and Defeasance

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13. Amendment; Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities, including Subsidiary Guaranties, or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make certain changes in the subordination provisions, or to make any change that does not adversely affect the rights of any Securityholder.

14. Defaults and Remedies

                  Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Company to redeem or purchase Securities when required; (iii) failure by the Company, Brand Services or any Restricted Subsidiary to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, Brand Services or any Significant Subsidiary if the amount accelerated (or so unpaid) exceeds $12.0 million; (v) certain events of bankruptcy or insolvency with respect to the Company, Brand Services and the Significant Subsidiaries; and
(vi) certain judgments or decrees for the payment of money in excess of $12.0 million. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is not opposed to the interest of the Holders.

15. Trustee Dealings with the Company

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16. No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17. Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18. Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19. CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20. Governing Law.

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

         Brand Intermediate Holdings, Inc.
         15450 South Outer Highway 40
         Suite 270
         Chesterfield, Mo. 63017
         Attention: Jeffrey W. Peterson

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                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


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Date:                  Your Signature:
      ----------------                 -----------------------------------------

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Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)      [ ]      to the Company;

         (2)      [ ]      pursuant to an effective registration statement under
                           the Securities Act of 1933;

         (3)      [ ]      inside the United States to a "qualified
                           institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule
                           144A under the Securities Act of 1933;

         (4)      [ ]      to an "accredited investor" within the meaning of
                           Rule 501(a)(1),(2),(3) or (7) under the Securities
                           Act that is an institutional investor acquiring the securities for its own account or for the account of such an institutional accredited investor, in each case in a minimum principal amount of the securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act;

         (5)      [ ]      outside the United States in an offshore transaction
                           within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (6)      [ ]      pursuant to the exemption from registration provided
                           by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5 or (6 is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                                 -------------------------------
                                                            Signature

Signature Guarantee:

-----------------------------                    -------------------------------
Signature must be guaranteed                                Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       -----------------               -----------------------------------------
                                       NOTICE: To be executed by an executive
                                               officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:

                                                                       Principal amount     Signature of
                         Amount of decrease     Amount of increase     of this Global       authorized officer
                         in Principal           in Principal           Security following   of Trustee or
Date of                  amount of this         amount of this         such decrease or     Securities
Exchange                 Global Security        Global Security        increase)            Custodian
--------                 ------------------     ------------------     ------------------   ------------------





                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 or 4.09 of the Indenture, check the box:

                                      [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 or 4.09 of the Indenture, state the amount in principal amount: $__________


Date:                                  Your Signature:
      ------------------                               -------------------------
                                                       (Sign exactly as your
                                                       name appears on the other
                                                       side of this Security.)

Signature Guarantee:
                     -----------------------------------------------------------
                                    (Signature must be guaranteed)


         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.